Subsequent Events	6 Months Ended
Jun. 30, 2026
Subsequent Events [Abstract]
Subsequent Events
24.	SUBSEQUENT EVENTS

In July and September 2026, the Group granted a total of approximately 0.7 million share awards to the designated recipients under the 2023 Plan. Each share award either entitles the recipient to purchase one ordinary share of the Group at an exercise price of US$15.44 per share, or entitles the recipient to receive one ordinary share of the Group upon vesting. The share awards vest over periods ranging from three months to five years, and the recipient shall continue to provide services to the Group by each vesting date. The options granted expire on the tenth anniversary of the date of grant.

In July 2026, the Group fully repaid the outstanding principal of US$26.0 million under an existing unsecured financing facility with a commercial bank which bore interest at a rate of 10.31% per annum. In July 2026, the Group renewed the facility and drew down an aggregate principal amount of US$26.0 million, which bears interest at 10.31% per annum and matures in December 2026.

In August 2026, the Group entered into a loan agreement with BIT Group under the BIT Assets Collateralized Loan arrangement, pursuant to which an additional financing facility of US$45.0 million was made available. Loans drawn under this facility bear a variable interest rate equal to 9.0% plus a market-based reference rate, has a tenor of one week from its utilisation date. The facility is collateralized by assets of the Group as agreed between the parties and is maintained in compliance with agreed loan-to-value requirements. The Group drew down US$45.0 million under the facility in August 2026. As of September 29, 2026, the Group had an aggregate outstanding balance of approximately US$423.3 million under the facilities.

In August 2026, the Group entered into a lease agreement and a services agreement (collectively, the “Colocation Lease and Services Agreement”) with Volta Tydal AS (the “Tenant”) to deliver 121 IT MW of contracted critical load at its Tydal, Norway campus. The total contract value is approximately US$4.7 billion over the initial 16-year term, with an 8-year renewal option exercisable by the Tenant.

In August 2026, the BIT Bitcoin Loan was amended to allow repaid amounts to be re-borrowed on a revolving basis, subject to a maximum of 6,000 Bitcoin outstanding at any time. Other principal terms remain substantially unchanged. For the period from July 1, 2026 to September 29, 2026, the Group drew down approximately 3,900 Bitcoin and repaid approximately 2,185 Bitcoin under the BIT Bitcoin Loan. As of September 29, 2026, the Group had an outstanding balance of approximately 3,669 Bitcoin under the facility.

In August 2026, Bitdeer completed acquisition of approximately 200 acres of greenfield property in Milam County, Texas for total consideration of approximately $100 million, paid in cash.

For the period from July 1, 2026 to September 29, 2026, the Group newly issued 4,367,199 Class A ordinary shares with net proceeds of US$58.0 million.